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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2004

THE J. JILL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22480 (Commission File Number)	04-2973769 (I.R.S. Employer Identification No.)
4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 376-4300

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

99.1	May 4, 2004 Press Release

Item 12. Results of Operations and Financial Condition

        On May 4, 2004, The J. Jill Group, Inc. issued a press release reporting its financial results for the first quarter of fiscal 2004 and its current sales and earnings targets for the second quarter and remainder of fiscal 2004. A copy of the press release is set forth as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.
Date: May 4, 2004	By:	/s/ OLGA L. CONLEY Olga L. Conley Executive Vice President/ Chief Financial Officer and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Number	Description
99.1	May 4, 2004 Press Release

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX